Pearson	12 Months Ended
May. 02, 2015
Pearson
12.	Pearson

On December 21, 2012, the LLC entered into an agreement with a subsidiary of Pearson plc (Pearson) to make a strategic investment in the LLC. That transaction closed on January 22, 2013, and Pearson invested approximately $89,500 of cash in the LLC in exchange for preferred membership interests representing a 5% equity stake in the LLC. Following the closing of the transaction, Barnes & Noble owned approximately 78.2% of the LLC and Microsoft owned approximately 16.8%. The preferred membership interests had a liquidation preference equal to the original investment. In addition, the LLC granted warrants to Pearson to purchase up to an additional 5% of the LLC under certain conditions. Upon the completion of the acquisition of Pearson’s interest in the LLC, as stated below, the temporary equity was converted to permanent equity.

The fair value of the preferred membership interests warrant liability was calculated using the Monte Carlo simulation approach.

This methodology values financial instruments whose value is dependent on an underlying total equity value by sampling random paths for the total equity value. The assumptions that are analyzed and incorporated into the model include closing date, valuation date, sales price of the preferred membership interests and warrants, warrant expiration date, time to liquidity event, risk-free rate, volatility, various correlations and the probability of meeting the net sales target. Based on Barnes & Nobles’ analysis, the total fair value of preferred membership interests warrants as of the valuation date was $1,700 and was recorded as a noncurrent asset and a long-term liability. During the 13 weeks ended January 25, 2014, management determined that the probability of meeting the net sales target by the warrant measurement date was remote and fully wrote down the value of the warrant accordingly.

At closing, the LLC and Pearson entered into a commercial agreement with respect to distributing Pearson content in connection with this strategic investment. On December 27, 2013, the LLC entered into an amendment to the commercial agreement that extends the term of the agreement and the timing of the measurement period to meet certain revenue share milestones.

On December 22, 2014, Barnes & Noble entered into a Purchase Agreement (the Pearson Purchase Agreement) among Barnes & Noble, Barnes & Noble Education, NOOK Media Member Two LLC, a Delaware limited liability company (NOOK Member Two), Pearson Education, Inc. (Pearson Education) and Pearson Inc., pursuant to which Barnes & Noble Education and NOOK Member Two purchased from Pearson Education all of its convertible Series B preferred limited liability company interest in the LLC and all of its warrants to purchase additional Series B preferred limited liability company interests, in exchange for an aggregate purchase price equal to (i) $13,750 in cash and (ii) 602,927 shares of common stock, par value $0.001 per share, of Barnes & Noble. The transactions under the Pearson Purchase Agreement closed on December 22, 2014. The Company accounted for this transaction in accordance with ASC 810-10 and accordingly was reflected as an equity transaction. As a condition to closing, the parties entered into an amended and restated Digital Business Contingent Payment Agreement, pursuant to which a Digital Business Contingent Payment Agreement dated as of December 3, 2014, by and between Barnes & Noble, the LLC and Pearson, was amended and restated to include provisions consistent with the Digital Business Contingent Payment Agreement entered into with Morrison on December 3, 2014.